LEGG MASON PARTNERS EQUITY TRUST (THE “TRUST”)

SUPPLEMENT DATED MAY 23, 2016

TO THE PROSPECTUS OF

PERMAL ALTERNATIVE SELECT FUND,

DATED MARCH 1, 2016

At a special meeting of shareholders of Permal Alternative Select Fund (the “fund”) held on May 20, 2016, shareholders approved a new management agreement between the Trust, on behalf of the fund, and EnTrustPermal Management LLC (“EnTrustPermal”). The new management agreement became effective upon shareholder approval on May 20, 2016 and supersedes the interim management agreement that went into effect with respect to the fund on May 2, 2016, when the combination of The Permal Group, of which Permal Asset Management LLC, the fund’s former investment manager, was a member, and EnTrust Capital became effective. The combination triggered the automatic termination provisions in the fund’s prior management agreement, and the interim management agreement allowed EnTrustPermal to serve as the investment manager to the fund until shareholders approved the new management agreement. New subadvisory and trading agreements between EnTrustPermal and the subadvisers and trading advisor also became effective on May 20, 2016 and supersede the interim subadvisory and trading agreements that went into effect with respect to the fund on May 2, 2016. The interim agreements allowed the subadvisers and trading advisor to serve as subadvisers and trading advisor to the fund until shareholders approved the new management agreement.

All references in the Prospectus to “Permal Asset Management LLC” and “Permal” should be replaced with “EnTrustPermal Management LLC” or “EnTrustPermal,” respectively.

Effective July 22, 2016, the fund’s name will be changed to EnTrustPermal Alternative Select Fund.

The following text replaces any information to the contrary in the section of the Prospectus titled “Management”:

Investment manager: EnTrustPermal Management LLC (“EnTrustPermal”)

Portfolio managers: Robert Kaplan and Christopher Zuehlsdorff, CFA. Mr. Kaplan (Senior Managing Director of EnTrustPermal) and Mr. Zuehlsdorff (Senior Managing Director and Co-Head of Global Investments of EnTrustPermal) have been portfolio managers for the fund since its inception.

The following text replaces the section of the Prospectus titled “More on fund management – Manager”:

EnTrustPermal Management LLC (“EnTrustPermal” or the “manager”) is the investment manager to the fund. EnTrustPermal, with offices at 900 Third Avenue, New York, New York 10022, is a separate subsidiary of EnTrustPermal LLC, a holding company formed for the combined businesses of EnTrust Capital (“EnTrust”) and The Permal Group. EnTrustPermal LLC is owned 65% by Legg Mason and 35% by Gregg S. Hymowitz, the Co-founder and Managing Partner of EnTrust, and entities controlled by him. EnTrustPermal LLC has approximately $27.3 billion in assets under management as of April 30, 2016.

EnTrustPermal serves as the “manager of managers” for the fund and, subject to oversight by the Board, has ultimate responsibility for monitoring and coordinating the management of the fund, including rebalancing the fund’s target asset allocations among itself and the subadvisers, monitoring the subadvisers for the fund and ensuring that asset allocations are consistent with the fund’s investment guidelines. EnTrustPermal determines the allocations to the fund’s subadvisers and may also manage a portion of the fund’s assets directly.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “administrator”) serves as the administrator to the fund. LMPFA, with offices at 620 Eighth Avenue, New York, New York 10018, was formed in April 2006 as a result of an internal reorganization to consolidate advisory services after Legg Mason acquired substantially all of Citigroup’s asset management business in December 2005. As of March 31, 2016, LMPFA’s total assets under management were approximately $209.1 billion.

LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 International Drive, Baltimore, Maryland 21202, is a global asset management company. As of March 31, 2016, Legg Mason’s asset management operations had aggregate assets under management of approximately $669.6 billion.

The following text replaces the section of the Prospectus titled “More on fund management – Portfolio managers”:

Portfolio managers

The portfolio managers have the ultimate responsibility for monitoring and coordinating the overall management of the fund, including rebalancing the fund’s target asset allocations among the manager and the subadvisers, monitoring the subadvisers and ensuring that asset allocations are consistent with the Board-approved guidelines. The portfolio managers may also directly manage a portion of the fund’s assets.

Robert Kaplan is Senior Managing Director of EnTrustPermal and is on EnTrustPermal’s Global Investment Committee. Mr. Kaplan was previously Co-Chief Investment Officer of The Permal Group, responsible for Permal Asset Management LLC asset allocation, performance monitoring and research, as well as being Chairman of the Investment Committee. He joined The Permal Group in 1996, focusing on the discovery and identification of independent investment managers, including the analysis of their styles and strategies. Before The Permal Group, Mr. Kaplan was an audit manager at Ernst & Young in their financial services division. Mr. Kaplan holds an M.B.A. with honors from Columbia University in New York (2005) and a B.S. in accounting from the State University of New York at Albany (1988). Mr. Kaplan was a licensed Certified Public Accountant in the State of New York.

Christopher Zuehlsdorff is Senior Managing Director and Co-Head of Global Investments of EnTrustPermal and is on the Global Investment Committee. Mr. Zuehlsdorff is responsible for liquid alternative strategies and certain global macro client mandates. Previously, Mr. Zuehlsdorff was Senior Vice President, Deputy Chief Investment Officer and a lead Portfolio Manager of The Permal Group. Mr. Zuehlsdorff joined Permal in 2003 as a Senior Financial Analyst, responsible for discovering and screening both potential and existing investment managers. Prior to that time, Mr. Zuehlsdorff was an IT consultant at Computer Sciences Corporation. Mr. Zuehlsdorff holds an M.B.A. in Finance and Accounting from Carnegie Mellon University (2003). He also holds a B.A. in Economics and Mathematics from Saint Olaf College (1998). He is a CFA® Charterholder.

The SAI provides information about the compensation of the portfolio managers, other accounts managed by the portfolio managers and any fund shares held by the portfolio managers.

Please retain this supplement for future reference.

PRML275146

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